UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2025

MIRA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41765	85-3354547
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Brickell Avenue, Suite 1950 #1183
Miami, Florida 33131
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (786) 432-9792

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MIRA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

MIRA Reports Potent Inflammatory Pain Relief from Non-Psychoactive Marijuana Analog Mira-55 in Animal Model, Matching Morphine Without Opioid Risks

On July 2, 2025, MIRA Pharmaceuticals, Inc. (NASDAQ: MIRA) (“MIRA” or the “Company”) announced preclinical results demonstrating that its proprietary drug candidate, Mira-55, a non-psychoactive marijuana analog, delivered morphine-comparable pain relief in a validated animal model of inflammatory pain, without inducing local inflammation.

Mira-55 is a synthetic analog of marijuana engineered to selectively activate CB2 receptors, which are associated with anti-inflammatory and analgesic effects. Unlike THC, it exhibits minimal activity at CB1 receptors, thus avoiding psychoactive side effects. In a formalin-based rodent model, Mira-55 significantly reduced pain sensitivity, restored pain thresholds to near-baseline levels, and showed efficacy comparable to morphine, the opioid control. No sedative or inflammatory effects were observed.

In addition, the Company previously received confirmation from the U.S. Drug Enforcement Administration (DEA) that Mira-55 is not classified as a controlled substance, removing a key regulatory barrier to clinical development.

These new results strengthen MIRA’s pain-focused pipeline by positioning Mira-55 as a complementary program to Ketamir-2, the Company’s clinical-stage NMDA receptor antagonist currently progressing through Phase 1 development for neuropathic pain.

“With Mira-55 and Ketamir-2, we believe we’re building a differentiated, non-opioid pain franchise with the potential to treat two of the largest and most underserved pain markets,” said Erez Aminov, Chairman and CEO of MIRA.

MIRA also announced continued progress on its previously disclosed acquisition of SKNY Pharmaceuticals, the developer of SKNY-1, a novel investigational therapy targeting both obesity and nicotine addiction. In recent studies, SKNY-1 demonstrated a 30% reduction in body weight without muscle loss, along with a reversal of nicotine cravings—highlighting its potential as a differentiated treatment in two major markets. The U.S. Securities and Exchange Commission (SEC) has completed its review of the merger proxy with no comments, allowing MIRA to proceed with shareholder approval and the final steps toward completing the transaction.

MIRA continues to advance Mira-55 toward an Investigational New Drug (IND) submission, with development efforts supporting future clinical trials in inflammatory pain indications.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIRA PHARMACEUTICALS, INC.

Dated: July 2, 2025	By:	/s/ Erez Aminov
	Name:	Erez Aminov
	Title:	Chief Executive Officer